                                                                    EXHIBIT 99.2



                           TRUST UNITS ELECTION FORM

                                      AND
                             LETTER OF TRANSMITTAL
       FOR HOLDERS OF SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE,

                                       OF

                                EEX CORPORATION
 DESIRING TO MAKE AN ELECTION TO RECEIVE TRUST UNITS OF TREASURE ISLAND ROYALTY
                                     TRUST

       PURSUANT TO THE AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
                            DATED AS OF MAY 29, 2002

                                  BY AND AMONG


            NEWFIELD EXPLORATION COMPANY, NEWFIELD OPERATING COMPANY


                              AND EEX CORPORATION



THE ELECTION DEADLINE IS 5:00 P.M., HOUSTON, TEXAS TIME, ON FRIDAY, NOVEMBER 22,
                                     2002.


                              The Exchange Agent:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

      By Mail or By Hand:                By Facsimile:               By Overnight Courier:
                                        (718) 234-5001                 6201 15th Avenue
        59 Maiden Lane                                             Brooklyn, New York 11219
   New York, New York 10038
                                   Confirm By Telephone To:
                                        (718) 921-8200
                                              or
                                        (800) 937-5449


     DELIVERY OF THIS TRUST UNITS ELECTION FORM AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH FOR THE EXCHANGE AGENT ABOVE OR TRANSMISSION OF THIS TRUST UNITS ELECTION FORM AND LETTER OF TRANSMITTAL VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. THIS DOCUMENT SHOULD BE DELIVERED WITH ANY OTHER DOCUMENTS REQUIRED PURSUANT TO THE TERMS HEREOF IN THE BLUE ENVELOPE DELIVERED HEREWITH.


                               Information Agent:

                           INNISFREE M&A INCORPORATED

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                  Shareholders call toll free: (888) 750-5835
                 Banks and brokers call collect: (212) 750-5833


              BOX A: NAME(S) AND ADDRESS OF REGISTERED HOLDER(S)*

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 * IF A LABEL PROVIDING YOUR NAME AND ADDRESS IS NOT AFFIXED IN THIS BOX, PLEASE FILL IN THE BOX WITH YOUR NAME EXACTLY AS IT APPEARS ON YOUR EEX SHARE CERTIFICATE(S) TO BE SUBMITTED AND PROVIDE YOUR ADDRESS AS SET FORTH IN EEX'S SHAREHOLDER RECORDS. SEE INSTRUCTION 9(c).

     This Trust Units Election Form and Letter of Transmittal (this "Election Form") is to be completed by holders ("EEX Holders") of shares of common stock, par value $0.01 per share ("EEX Shares"), of EEX Corporation ("EEX") who wish to elect to receive trust units ("Trust Units") of Treasure Island Royalty Trust, a newly formed royalty trust, in lieu of all or a portion of the shares of common stock, par value $0.01 per share ("Newfield Shares"), of Newfield Exploration Company ("Newfield") they would otherwise receive as consideration for their EEX Shares pursuant to the Amended and Restated Agreement and Plan of Merger by and among Newfield, Newfield Operating Company, a wholly owned subsidiary of Newfield ("Merger Sub"), and EEX dated as of May 29, 2002 (the "Merger Agreement").



     Under the terms of the Merger Agreement, EEX Holders will receive .05703 of one Newfield Share for each EEX Share in the merger of EEX with and into Merger Sub (the "Merger"); provided, that each EEX Holder may elect (an "Election") to receive Trust Units in lieu of all or a portion of the Newfield Shares such EEX Holder would otherwise receive. Each EEX Holder may elect to receive a maximum number of trust units equal to 105.611 multiplied by the number of EEX Shares covered by such EEX Holder's Election Form (rounded down to the nearest whole trust unit). If EEX Holders, in the aggregate, elect to receive more than 42,574,298 Trust Units (which is the maximum number of Trust Units available for issuance in the Merger), then each EEX Holder will be allocated Trust Units in the following manner:



     (1) First, each EEX Holder will be allocated Trust Units equal to the lesser of (a) the number of EEX Shares covered by such EEX Holder's Election Form and (b) the number of Trust Units that such EEX Holder elected to receive.



     (2) Second, each EEX Holder who elected to receive a number of Trust Units greater than the number of EEX Shares covered by such EEX Holder's Election Form will be allocated a pro rata portion of the Trust Units remaining after the initial allocation, if any, based on the number of Trust Units such EEX Holder elected to receive that were not allocated to such EEX Holder in the initial allocation as compared to the total number of Trust Units elected by all EEX Holders that were not allocated in the initial allocation.



For each Trust Unit that an EEX Holder receives, the number of Newfield Shares that such EEX Holder would otherwise receive pursuant to the Merger will be reduced by .00054 of one share.



Elections must be made in whole Trust Units. No fractions of a Trust Unit or of a Newfield Share will be issued in Merger. In lieu of any fractional interest of a Newfield Share, each holder of EEX Shares who would otherwise have been entitled to such a fraction upon surrender of EEX Share Certificates shall be paid an amount in cash (without interest) as hereinafter provided. Newfield shall instruct the Exchange Agent to determine the number of whole and fractional Newfield Shares allocable to each holder of record of EEX Shares at the effective time of the Merger, to aggregate all such fractional shares into whole shares, to sell whole shares obtained thereby in the open market at then prevailing prices on behalf of holders who otherwise would be entitled to receive fractional share interests and to distribute to each such holder such holder's ratable share of the total proceeds of such sale, after making appropriate deductions of the amount, if any, required for federal income tax withholding purposes and after deducting any applicable transfer taxes. All brokers' fees and commissions incurred in connection with such sales shall be paid by Newfield.



Consummation of the Merger is subject to approval by the shareholders of EEX and to the satisfaction of certain other conditions. No Merger Consideration will be paid prior to the consummation of the Merger, and no payments will be made if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and the Exchange Agent will promptly return all EEX Shares previously received by it.



     TO BE EFFECTIVE, THIS ELECTION FORM, TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, INCLUDING YOUR SHARE CERTIFICATES (OR A GUARANTEE OF DELIVERY OF SUCH SHARE CERTIFICATES AS SET FORTH IN INSTRUCTION 7 BELOW) IF YOU ARE NOT DELIVERING YOUR EEX SHARES BY BOOK-ENTRY TRANSFER THROUGH DTC,

MUST BE RECEIVED BY THE EXCHANGE AGENT NO LATER THAN 5:00 P.M., HOUSTON, TEXAS TIME, ON NOVEMBER 22, 2002 (THE "ELECTION DEADLINE"). FOR AN ELECTION TO BE VALID, EEX HOLDERS MUST SUBMIT (OR GUARANTEE DELIVERY OF) SHARE CERTIFICATES REPRESENTING, OR DELIVER (OR PROVIDE A GUARANTEE OF DELIVERY) BY BOOK-ENTRY TRANSFER THROUGH DTC, THE EEX SHARES COVERED BY THIS ELECTION FORM AND, THEREFORE, ELECTING EEX HOLDERS MAY BE UNABLE TO TRANSFER SUCH SHARES.



     EEX HOLDERS SHOULD ONLY SUBMIT AN ELECTION FORM IF THEY WISH TO RECEIVE TRUST UNITS IN LIEU OF A PORTION OF THE NEWFIELD SHARES THEY WOULD OTHERWISE RECEIVE IN THE MERGER. EEX HOLDERS WHO DO NOT WISH TO RECEIVE TRUST UNITS SHOULD NOT SUBMIT AN ELECTION FORM. EEX HOLDERS WHO DO NOT MAKE AN ELECTION OR WHO SUBMIT AN IMPROPERLY COMPLETED ELECTION FORM WILL RECEIVE INSTRUCTIONS FOR EXCHANGING THEIR EEX SHARES AFTER CONSUMMATION OF THE MERGER.



     The Proxy Statement/Prospectus dated          , 2002 (the "Proxy
Statement/Prospectus") delivered herewith includes a description of the Merger Agreement and the terms of the Merger. EEX Holders should carefully read the Proxy Statement/Prospectus prior to completing this Election Form. In addition, the Instructions accompanying this Election Form should be read carefully before this Election Form is completed and submitted.



     EEX Holders that require assistance replacing share certificate(s) representing EEX Shares ("EEX Share Certificates") that have been lost, stolen or destroyed should refer to Instruction 11 below. If you are not delivering your EEX Shares by book-entry transfer through DTC or providing a Guarantee of Delivery, submission of this Election Form will not be effective without enclosing the EEX Share Certificates covered by this Election Form. Therefore, it is critical that any EEX Holders who wish to elect to receive Trust Units act immediately to obtain replacement share certificates. EEX Holders who submit a Guarantee of Delivery as described in Instruction 7 below must deliver their EEX Share Certificates within three New York Stock Exchange ("NYSE") trading days thereafter.



     COMPLETING AND RETURNING THIS ELECTION FORM DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO APPROVAL OF THE MERGER AGREEMENT AT THE SPECIAL MEETING OF SHAREHOLDERS OF EEX TO BE HELD ON NOVEMBER 26, 2002 (THE "SPECIAL MEETING"). TO VOTE AT THE SPECIAL MEETING, EEX HOLDERS MUST COMPLETE, SIGN AND RETURN THE WHITE PROXY CARD DELIVERED HEREWITH AND RETURN IT IN THE WHITE ENVELOPE DELIVERED HEREWITH OR ATTEND THE SPECIAL MEETING IN PERSON AND VOTE THEIR EEX SHARES IN PERSON. ONLY EEX HOLDERS OF RECORD ON OCTOBER 10, 2002, THE RECORD DATE FOR THE SPECIAL MEETING, MAY VOTE AT THE SPECIAL MEETING. EEX HOLDERS WITH ANY QUESTIONS CONCERNING THE VOTING OF EEX SHARES AT THE SPECIAL MEETING SHOULD CONTACT THE INFORMATION AGENT TOLL-FREE AT (888) 750-5835.

Ladies and Gentlemen:


     Pursuant to the Merger Agreement and subject to the proration procedures included therein and described in the Proxy Statement/Prospectus, the undersigned hereby surrenders to American Stock Transfer & Trust Company, as Exchange Agent, for exchange pursuant to the Merger Agreement the EEX Shares described below in Box B and hereby elects to receive that number of Trust Units set forth in Box B below in lieu of all or a portion of the Newfield Shares that the undersigned would otherwise be entitled to receive pursuant to the Merger with respect to such EEX Shares. The Trust Units, Newfield Shares and cash paid in lieu of fractional shares to be received by EEX Holders in connection with the Merger are collectively referred to as the "Merger Consideration."



     The undersigned understands that the Election is subject to certain terms, conditions and limitations that are set forth in the Merger Agreement including, but not limited to, the fact that no more than 42,574,298 Trust Units will be issued in the Merger. THE UNDERSIGNED ACKNOWLEDGES THAT THE UNDERSIGNED'S ELECTION WILL BE SUBJECT TO PRORATION PURSUANT TO THIS LIMITATION AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS. THE UNDERSIGNED ACKNOWLEDGES THAT, AS A RESULT OF THE PRORATION PROCESS, THE UNDERSIGNED MAY NOT RECEIVE ALL OF THE TRUST UNITS THAT THE UNDERSIGNED ELECTS TO RECEIVE PURSUANT TO THIS ELECTION FORM.



     The determination of the Merger Consideration to which an EEX Holder is entitled (and whether any proration is necessary) will be completed within 10 business days after the consummation of the Merger. The Merger Consideration is expected to be mailed promptly following such determination. Newfield intends to issue a press release announcing the results of the elections and proration, if any, promptly after the final determination thereof.



     An Election Form may be revoked or changed if the Exchange Agent receives written notice thereof prior to the Election Deadline. See Instruction 2 below.



     If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Election Form covers all of the EEX Shares owned by the undersigned in a representative or fiduciary capacity for such beneficial owner.



     The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the effective time of the Merger, the registered holder of the EEX Shares represented by the EEX Share Certificate(s) surrendered in connection herewith. The undersigned hereby further represents that the undersigned has good title to the EEX Shares covered by this Election Form and has full power and authority (1) to sell, assign and transfer such EEX Shares, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims, and (2) to make the Election indicated herein. The undersigned hereby irrevocably appoints the Exchange Agent as agent of the undersigned to effect the exchange of the EEX Shares surrendered in connection herewith pursuant to the Merger Agreement and the instructions herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such EEX Shares. All authority conferred or agreed to be conferred in this Election Form shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.



     An Election will not be effective unless this Election Form is properly completed and signed and this Election Form and all other required documents (including the EEX Share Certificates listed in Box B above) are received by the Exchange Agent prior to the Election Deadline. Instructions regarding the completion of this Election Form begin on page [8]. To complete this Election Form, please:



     - Look to see if there is a label affixed in Box A on the cover of this Election Form that provides your name and address. If no label is affixed in Box A, fill in Box A in accordance with the instructions under the box.



     - Complete Box B on page [5] of this Election Form. If the instructions to Box B so request, complete Box G and Box H below.

     - If the Merger Consideration to be issued in exchange for the EEX Shares covered by this Election Form is to be issued in the name of someone other than the record holder(s) listed in Box A on the cover of this Election Form, you must complete Box C and Box F below and comply with Instruction
      10. Unless otherwise indicated in Box C below, the Merger Consideration will be issued in the name of the record holder(s) listed in Box A and mailed to the address set forth in Box A.



     - If the Merger Consideration is to be mailed to the record holder(s) listed in Box A on the cover of this Election Form at an address other than the address set forth in Box A, you must complete Box D and Box F below. Unless otherwise indicated in Box D below, the Merger Consideration will be mailed to the address set forth in Box A.



     - Complete Box E and sign where indicated in accordance with Instruction 9.



     - To avoid backup withholding, complete and sign the Substitute Form W-9 included at the end of this Election Form. See Instruction 13.



Notwithstanding anything to the contrary in this Election Form, the Exchange Agent reserves the right to waive any flaws in a completed Election Form but shall be under no obligation to do so.



     THE METHOD OF DELIVERY OF THIS ELECTION FORM, EEX SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE UNDERSIGNED. IF YOU CHOOSE TO SEND MATERIALS BY MAIL, IT IS RECOMMENDED THAT YOU SEND THEM BY REGISTERED MAIL, APPROPRIATELY INSURE, WITH RETURN RECEIPT REQUESTED. Delivery of the materials will be deemed effective, and risk of loss with respect thereto will pass, only when such materials are actually received by the Exchange Agent.



     List below all of the EEX Shares covered by this Election Form, specifying
(1) the share certificate number of, and the number of EEX Shares represented by, each EEX Share Certificate delivered with this Election Form, (2) the total number of EEX Shares represented by EEX Share Certificates delivered with the Election Form, (3) the number of EEX Shares covered by this Election Form that will be delivered in the future pursuant to a Guarantee of Delivery, (4) the number of EEX Shares covered by this Election Form that have been delivered by book entry transfer and (5) the total number of EEX Shares covered by this Election Form. If the space below is inadequate, the information requested should be listed on a separate, signed schedule attached to this Election Form.

     ON THE LAST LINE OF BOX B BELOW, INDICATE THE NUMBER OF TRUST UNITS THAT YOU ELECT TO RECEIVE WITH RESPECT TO THE EEX SHARES COVERED BY THIS FORM.



-------------------------------------------------------------------------------------------------
             BOX B: DESCRIPTION OF SHARES DELIVERED (OR GUARANTEED TO BE DELIVERED)
                                          AND ELECTION
-------------------------------------------------------------------------------------------------
                                               NUMBER OF EEX SHARES REPRESENTED BY EACH EEX SHARE
      EEX SHARE CERTIFICATE NUMBER(S)(1)                         CERTIFICATE(1)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  Total number of EEX Shares delivered in
     certificated form(2)
-------------------------------------------------------------------------------------------------
  Number of EEX Shares to be delivered in the
     future pursuant to a Guarantee of
     Delivery(3):
-------------------------------------------------------------------------------------------------
  Total number of EEX Shares delivered by
     book-entry transfer(4):
-------------------------------------------------------------------------------------------------
  Total number of EEX Shares delivered or
     guaranteed to be delivered pursuant to
     this Election Form(5):
-------------------------------------------------------------------------------------------------
  Number of Trust Units elected to be
     received(6):
-------------------------------------------------------------------------------------------------



(1) Complete this section only if EEX Share Certificates are being delivered with this Election Form. Do not complete this section if the EEX Shares covered by this Election Form are being delivered by book-entry transfer or will be delivered in the future pursuant to a Guarantee of Delivery.



(2) The total number of EEX Shares submitted in certificated form should equal the total number of EEX Shares represented by the EEX Share Certificate(s) listed above.



(3) Indicate here the number of EEX Shares covered by this Election Form that will be delivered in the future pursuant to a Guarantee of Delivery. If any of the EEX Shares covered by this Election Form will be delivered in the future pursuant to a Guarantee of Delivery, you also must complete Box G below. See Instruction 6 below.



(4) Indicate here the number of EEX Shares covered by this Election Form delivered by book-entry transfer. If any of the EEX Shares covered by this Election Form have been delivered by book-entry transfer, you also must complete Box H below. See Instruction 7 below.



(5) Indicate here the total number of EEX Shares covered by this Election Form.



(6) The maximum number of Trust Units that may be elected to be received is
    105.611 multiplied by the total number of EEX Shares submitted (rounded down to the nearest whole Trust Unit).

--------------------------------------------------------------------------------

                          BOX C: SPECIAL ISSUANCE AND

                              PAYMENT INSTRUCTIONS

                          (See Instructions 5 and 10)



     To be completed ONLY if the Merger Consideration (whether Trust Units, Newfield Shares or cash for fractional shares) is to be issued in the name of someone other than the record holder(s) listed in Box A on the cover of this Election Form.


Issue the Merger Consideration to:

Name ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)


     If you complete this box, you will need a signature guarantee by an eligible institution. See Instruction 5 and Box F below.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            BOX D: SPECIAL DELIVERY

                                  INSTRUCTIONS

                              (See Instruction 5)



     To be completed ONLY if the Merger Consideration (whether Trust Units, Newfield Shares or cash for fractional shares) is to be mailed to the record holder(s) listed in Box A on the cover of this Election Form at an address other than that shown on the cover of this Election Form.



Mail the Merger Consideration to the record holder(s) listed in Box A at:



Address -----------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

     Check this box if this is a permanent change of address: [ ]

     If you complete this box, you will need a signature guarantee by an eligible institution. See Instruction 5 and Box F below.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     BOX E

                                PLEASE SIGN HERE

                              (See Instruction 9)


Signature: ---------------------------------------------------------------------

Signature: ---------------------------------------------------------------------

Dated: -------------------------------------------------------------------------

Name(s): -----------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity: ----------------------------------------------------------------------


Daytime area code and
telephone number: --------------------------------------------------------------



     Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) in Box A on the cover of this Election Form or on the assignment authorizing transfer.



     If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. See Instruction 8 below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     BOX F

                              SIGNATURE GUARANTEE

              (Required only in cases specified in Instruction 5)



     The undersigned hereby guarantees the signature(s) which appear(s) on this Election Form.


Dated: -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                (NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE)
                                 (PLEASE PRINT)



--------------------------------------------------------------------------------
                          (FIX MEDALLION STAMP ABOVE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     BOX G

                             GUARANTEE OF DELIVERY

    (To be used only if EEX Share Certificates are not surrendered herewith)


                              (See Instruction 6)



     THE UNDERSIGNED (CHECK APPROPRIATE BOX BELOW) GUARANTEES TO DELIVER TO THE EXCHANGE AGENT THE NUMBER OF EEX SHARES INDICATED IN BOX B ABOVE AS EEX SHARES TO BE DELIVERED IN THE FUTURE PURSUANT TO A GUARANTEE OF DELIVERY AND A COMPLETED AND DULY SIGNED LETTER OF TRANSMITTAL WITH RESPECT TO EEX SHARES DELIVERED PURSUANT TO A GUARANTY OF DELIVERY IN THE FORM ENCLOSED HEREWITH NO LATER THAN 5:00 P.M. (EASTERN DAYLIGHT TIME), ON THE THIRD NYSE TRADING DAY AFTER THE DATE OF EXECUTION OF THIS GUARANTEE OF DELIVERY.


[ ] A member of a registered national
    securities exchange                         -----------------------------------------
                                                       FIRM (PLEASE PRINT OR TYPE)

[ ] A member of the National Association
    of Securities Dealers, Inc.                 -----------------------------------------
                                                          AUTHORIZED SIGNATURE

                                                -----------------------------------------

[ ] A commercial bank or trust company in       -----------------------------------------
    the United States
                                                -----------------------------------------
                                                                 ADDRESS


   Dated: -------------------------------        -----------------------------------------
                                                     AREA CODE AND TELEPHONE NUMBER


If EEX Shares will be delivered in certificated form:
  provide certificate number(s), if available: ---------------------------------


If EEX Shares will be delivered by book-entry transfer:
  provide account number at DTC: -----------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     BOX H


                        DELIVERY BY BOOK-ENTRY TRANSFER


          (To be used only if EEX Shares covered by this Election Form are being delivered by book-entry transfer through DTC)


                              (See Instruction 7)



Name of delivery institution: --------------------------------------------------



Account number: ----------------------------------------------------------------



Transaction code number: -------------------------------------------------------

--------------------------------------------------------------------------------

                         INSTRUCTIONS FOR COMPLETION OF

                                 ELECTION FORM



     An Election will not be effective unless this Election Form is properly completed and signed and this Election Form and all other required documents (including the EEX Share Certificates listed in Box B above) are received by the Exchange Agent prior to the Election Deadline (see Instruction 1) at one of the addresses or via the facsimile number set forth on the cover of this Election Form. If your share certificate(s) are lost, stolen or destroyed, please refer to Instruction 11 below.



     Your Election is subject to certain terms, conditions and limitations set forth in the Merger Agreement and described in the Proxy Statement/Prospectus delivered herewith. The Merger Agreement is included as Annex A to the Proxy Statement/Prospectus. Additional copies of the Proxy Statement/ Prospectus may be requested from the Information Agent at the address or toll-free number shown on the cover of this Election Form. The delivery of this Election Form to the Exchange Agent is an acknowledgment of the receipt of the Proxy Statement/Prospectus.



     THE BLUE RETURN ENVELOPE ADDRESSED TO THE EXCHANGE AGENT DELIVERED WITH THIS BLUE ELECTION FORM SHOULD BE USED TO RETURN THIS BLUE ELECTION FORM. YOU SHOULD NOT USE THE WHITE ENVELOPE THAT HAS BEEN SENT IN CONNECTION WITH THE SOLICITATION OF WHITE PROXY CARDS FOR RETURN OF THE BLUE ELECTION FORM. NEWFIELD, EEX AND THE EXCHANGE AGENT WILL NOT BE RESPONSIBLE FOR ANY PROXY CARD OR ELECTION FORM RETURNED IN THE WRONG ENVELOPE AND NOT RECEIVED PRIOR TO THE APPLICABLE DEADLINE.



     1.  Election Deadline.  THE ELECTION DEADLINE IS 5:00 P.M. (HOUSTON, TEXAS
TIME) ON NOVEMBER 22, 2002, THE SECOND BUSINESS DAY PRIOR TO THE DATE OF THE SPECIAL MEETING OF SHAREHOLDERS OF EEX CALLED TO APPROVE THE MERGER AGREEMENT. An Election will not be effective unless this Election Form is properly completed and signed and this Election Form and all other required documents (including the EEX Share Certificates listed in Box B above) are received by the Exchange Agent prior to the Election Deadline at one of the addresses or via the facsimile number set forth on the cover of this Election Form. ANY EEX SHARES FOR WHICH A GUARANTEE OF DELIVERY IS PROVIDED MUST BE DELIVERED TO THE EXCHANGE AGENT WITHIN THREE NYSE TRADING DAYS AFTER THE DATE SUCH GUARANTEE OF DELIVERY IS EXECUTED OR NO ELECTION WILL BE DEEMED TO HAVE BEEN MADE WITH RESPECT TO THE EEX SHARES COVERED THEREBY. The Exchange Agent will determine whether any Election Form or any EEX Shares in respect of a Guarantee of Delivery are received on a timely basis. Any such determinations shall be conclusive and binding.



     2. Revocation or Change of Election Form. An Election Form may be revoked if the Exchange Agent receives written notice prior to the Election Deadline from the holder of the shares covered by such Election who signed the related Election Form. Any person who has effectively revoked an Election Form may, by signed and written notice to the Exchange Agent, request the return of the EEX Shares delivered to the Exchange Agent and such EEX Shares will be returned without charge to such person promptly after receipt of such request. An Election Form may be changed if the record holder delivers written notice of such change and a new Election Form and all other required documents are received by the Exchange Agent prior to the Election Deadline.



     3. Termination of Merger Agreement. If the Merger Agreement is terminated, all Elections will be void and of no effect and the Exchange Agent will promptly return all EEX Share Certificates previously received by it. In such event, EEX Shares held through DTC are expected to be available for sale or transfer promptly following such termination. EEX Share Certificates representing EEX Shares held of record directly by the beneficial owners of such EEX Shares will be returned by the Exchange Agent without charge to the holder as promptly as practicable by first class, insured mail.



     4. No Fractional Interests. Elections must be in whole Trust Units. No fractions of a Trust Unit will be issued in the Merger.



     5. Guarantee of Signatures. If the Merger Consideration is to be issued in the name of the registered holder(s) listed in Box A on the cover of this Election Form and the Merger Consideration is to be mailed to the record holder(s) listed in Box A on the cover of this Election Form at the address of the registered holder(s) set forth in Box A on the cover of this Election Form, the signatures on this Election

Form need not be guaranteed. If Box C or Box D has been completed, signatures on this Election Form and on any EEX Share Certificate or stock power referred to in Instruction 9(d) must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Share Exchange Medallion Program or the Share Exchange Medallion Program. Public notaries cannot execute acceptable guarantees of signatures.



     6. Guarantee of Delivery. EEX Holders whose EEX Share Certificates are not immediately available, who cannot deliver their EEX Share Certificates to the Exchange Agent prior to the Election Deadline or who cannot comply with the book-entry transfer procedures on a timely basis may nevertheless submit an Election Form by completing and duly executing the Guarantee of Delivery set forth in Box G above. A Guarantee of Delivery of EEX Share Certificates or of EEX Shares by book-entry transfer must be made by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, and ANY EEX SHARES COVERED BY A GUARANTEE OF DELIVERY MUST BE DELIVERED TO THE EXCHANGE AGENT WITHIN THREE NYSE TRADING DAYS AFTER THE DATE OF EXECUTION OF SUCH GUARANTEE OF DELIVERY. A completed and duly signed Letter of Transmittal with respect to EEX Shares Delivered Pursuant to a Guaranty of Delivery in the form enclosed herewith also must delivered with the EEX Share Certificates or in connection with the delivery of the EEX Shares by book-entry transfer. Failure to deliver such letter of transmittal EEX Shares shall invalidate any Election, and no Election shall be deemed to have been made with respect to the EEX Shares covered thereby.



     7. Book-Entry Transfer. The Exchange Agent will establish an account at the Depository Trust Company ("DTC") for purposes of the Election. Any financial institution that is a participant in DTC's system may make book-entry delivery of EEX Shares by causing DTC to transfer such EEX Shares into the Exchange Agent's account in accordance with DTC's procedures for such transfer. To make book-entry delivery of EEX Shares, a participant in DTC's system must provide its name, its account number at DTC and the appropriate DTC transaction code number in Box H above. A properly completed and duly signed Election Form, with any required signature guarantees, or an agent's message, and any other required documents, must, in any case, be transmitted to, and received by, the Exchange Agent at one of the addresses or the facsimile number set forth on the cover of this Election Form prior to the Election Deadline in order for an Election to be effective. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. An "agent's message" is a message transmitted by DTC to, and received by, the Exchange Agent that states that DTC has received an express acknowledgment from the participant in DTC delivering the EEX Shares that such participant has received and agrees to be bound by the terms of the Election Form.



     8. Shares Held by Nominees, Trustees or other Representatives; Multiple Elections; Non-Elections. Holders of record of EEX Shares who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Election Forms covering the aggregate number of EEX Shares held by such Representative for the beneficial owners for whom the Representative is making an Election, provided that such Representative certifies that each Election Form covers all of the EEX Shares held by such Representative for any single beneficial owner. Any Representative that makes an Election may be required to provide the Exchange Agent with such documents and additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such EEX Shares for a particular beneficial owner.



     9.  Signatures on Election Form; Share Powers and Endorsements.


          (a) All signatures must correspond exactly with the name written on the face of the EEX Share Certificate(s) without alteration, variation or any change whatsoever.


          (b) If the EEX Share Certificates surrendered are held of record by two or more joint owners, all such owners must sign this Election Form.


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          (c)  If any surrendered EEX Shares are registered in different names on several EEX Share Certificate(s), it will be necessary to complete, sign and submit as many separate Election Forms as there are different registrations of EEX Share Certificates.



          (d) If this Election Form is signed by any person(s) other than the record holder(s) of the EEX Share Certificate(s) listed in Box A (other than as set forth in paragraph (e) below), such certificates must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appear(s) on such certificate(s) and Signatures on such certificates and stock powers must be guaranteed as provided in Instruction 5.



          (e) If this Election Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying EEX Share Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.



     10. Special Issuance and Payment Instructions. If you provide special issuance and payment instructions in Box C above, the Exchange Agent will follow those instructions only if (a) the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable share transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration and (b) you complete Box F.



     11. Lost, Stolen or Destroyed Certificates. You cannot submit an effective Election Form without enclosing your EEX Share Certificates with this Election Form, providing a Guarantee of Delivery followed within three NYSE trading days thereafter by the EEX Share Certificates or, if you are financial institution and a participant in DTC's system, delivering EEX Shares by book-entry transfer through DTC. If your EEX Share Certificate(s) have been lost, stolen or destroyed, you are urged to call Computershare Investor Services LLC, EEX's transfer agent (the "Transfer Agent"), at (800) 287-8309. The Transfer Agent will forward additional documentation that you must complete in order to obtain a replacement share certificate. You may be required to post an indemnity bond if so required by EEX or Newfield.



     12. Miscellaneous. The Exchange Agent has the sole and absolute discretion to determine whether an Election Form has been properly completed, signed and submitted, revoked or changed and to disregard immaterial defects in any Election Form. The decision of the Exchange Agent in such matters shall be conclusive and binding. Newfield and the Exchange Agent are not under any duty to give notification of defects in any Election Form.



     13. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the "backup withholding" provisions of U.S. federal income tax law, any cash payments made to an EEX Holder pursuant to the Merger may be subject to backup withholding of 30%. To prevent backup withholding, each EEX Holder must complete and sign the Substitute Form W-9 included at the end of this Election Form and either (a) provide such EEX Holder's correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such EEX Holder is awaiting a TIN), and that (i) such EEX Holder has not been notified by the Internal Revenue Service (the "IRS") that such EEX Holder has been subjected to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified such EEX Holder that such EEX Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the bottom portion of the Substitute Form W-9 is signed as indicating that such EEX Holder is awaiting a TIN, the Exchange Agent will retain 30% of cash payments made to such EEX Holder during the 60-day period after the date of the Substitute Form W-9. If such EEX Holder furnishes the Exchange Agent with such EEX Holder's TIN within 60 days of the date of the Substitute Form W-9, the Exchange Agent will remit the amount retained during this 60-day period to such EEX Holder. If, however, such EEX Holder has not provided the Exchange Agent with such EEX Holder's TIN within the 60-day period, the Exchange Agent will remit the previously retained amount to the IRS as backup withholding. In general, if such EEX Holder is an individual, the TIN is such EEX Holder's social security number. If the EEX Share Certificates are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional

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guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, an EEX Holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 30%. Certain EEX Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such EEX Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for this statement can be obtained from the Exchange Agent.



     For further information concerning backup withholding and instructions for completing the Substitute Form W 9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if stock is held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.



     Failure to complete the Substitute Form W-9 will not, by itself, cause your EEX Shares to be deemed invalidly delivered, but may require the Exchange Agent to withhold 30% of the amount of any cash payments made pursuant to the Merger. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.



     14. Information and Additional Copies. Information and additional copies of this Election Form may be obtained from the Information Agent by telephoning toll-free at (888) 750-5835 or from the Exchange Agent by telephoning toll-free at (800) 937-5449.


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